Kleeneze Limited
Non-statutory consolidated financial statements
Registered number 5801085
27 March 2015

Registered number 5801085

Contents

Independent auditors' report    1
Consolidated Profit and Loss Account    3
Consolidated Balance Sheet    4
Consolidated Cash Flow Statement    5
Consolidated Statement of total recognised gains and losses    6
Notes    7

Independent Auditors’ Report
The Board of Directors
Kleeneze Limited:
We have audited the accompanying non-statutory consolidated financial statements of Kleeneze Limited and its subsidiary, which comprise the consolidated balance sheet as of March 27, 2015, the related consolidated profit and loss account, statement of total recognized gains and losses, and cash flow statement for the 52-week period then ended, and the related notes to the non-statutory consolidated financial statements, which, as described in note 1 to the non-statutory consolidated financial statements, have been prepared on the basis of generally accepted accounting practice in the United Kingdom.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these non-statutory consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ responsibility
Our responsibility is to express an opinion on these non-statutory consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the non-statutory consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Qualified Opinion
As more fully disclosed in note 1 to the non-statutory consolidated financial statements, generally accepted accounting practice in the United Kingdom requires that consolidated financial statements be presented with comparative financial information. These non-statutory consolidated financial statements have been prepared as of and for the 52-week period ended March 27, 2015 solely for the inclusion in the U.S.

Securities and Exchange Commission filings of JRjr33, Inc. (formerly CVSL Inc.). Accordingly, no comparative financial information is presented.
Qualified Opinion
In our opinion, except for the omission of comparative financial information described in the Basis for Qualified Opinion paragraph, the non-statutory consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kleeneze Limited and its subsidiary as of March 27, 2015, and the results of their operations and their cash flows for the 52‑week period then ended, in accordance with generally accepted accounting practice in the United Kingdom.
Emphasis of Matter
As discussed in note 1 to the non-statutory consolidated financial statements, the Company prepared its non-statutory consolidated financial statements in accordance with generally accepted accounting practice in the United Kingdom, which differs from U.S. generally accepted accounting principles. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Preston, United Kingdom
March 23, 2016

Registered number 5801085

Consolidated Profit and Loss Account
for the 52 week period ended 27 March 2015

	Note	Period ended 27 March 2015 £’000

Group Turnover	2	36,802
Cost of sales	1	(29,833)

Gross profit		6,969
Distribution costs		(3,888)
Administrative expenses
- other		(5,333)
- exceptional charges	4	(24,793)
		(30,126)

Group Operating loss
- before exceptional costs		(2,252)
- exceptional charges	4	(24,793)
		(27,045)

Interest receivable and similar income	6	979

Loss on ordinary activities before taxation	5	(26,066)
Tax on loss on ordinary activities	7	(469)

Loss on ordinary activities after taxation	18,19	(26,535)

All the above results derive from continuing activities.
The accompanying notes form an integral part of the accounts.

Registered number 5801085

Consolidated Balance Sheet
at 27 March 2015

	Note	2015 £’000
Fixed assets
Goodwill	8	-
Tangible assets	9	415

		415
Current assets
Stocks	11	4,321
Debtors (including £nil due after more than one year)	12	4,725
Cash at bank and in hand		1,535

		10,581

Creditors: amounts falling due within one year	13	(4,838)

Net current assets		5,743

Total assets less current liabilities		6,158

Creditors: amounts falling due after more than one year	14	(2,000)

Net assets		4,158

Capital and reserves
Called up share capital	16	2,500
Share premium	17	7,500
Profit and loss account	18	(5,842)

Shareholders’ funds	19	4,158

The accompanying notes form an integral part of the accounts.
These financial statements were approved by the board of directors on 23 March 2016 and were signed on its behalf by:

/s/ Michael Khatkar
M Khatkar
Director

Company registered number : 5801085

Registered number 5801085

Consolidated Cash Flow Statement
for the 52 week period ended 27 March 2015

Cash Flow Statement	Note	Period ended 27 March 2015 £’000

Cash Flow from operating activities	20	(2,829)

Capital Expenditure		(65)
Interest Receivable		979
Taxation		(6,043)
Financing		2,000

Decrease in cash in the period		(5,958)

Reconciliation of net cash flow to movement in net debt

Period ended 27 March 2015 £’000

Decrease in cash in the period	(5,958)
Cash inflow from increase in debt financing	(2,000)

Change in net debt arriving from cashflows	(7,958)

Movement in net debt in the period	(7,958)
Net Funds at the start of the period	7,493

Net Debt at the end of the period	(465)

Registered number 5801085

Consolidated Statement of total recognised gains and losses
for the 52 week period ended 27 March 2015

	Note	Period ended 27 March 2015 £’000

Loss for the financial period		(26,535)
Share based payments	23	110

Total recognised losses relating to the period		(26,425)

Registered number 5801085

Notes
(forming part of the financial statements)
1Accounting policies
A summary of the principal accounting policies is set out below. All of these have been applied consistently throughout the current and prior period.
Basis of preparation
These financial statements have been prepared solely for the purpose of meeting the requirements of U.S. Securities and Exchange Commission (“SEC”) Rule 3-05 of Regulation S-X following the acquisition of Kleeneze Limited (“Kleeneze", or "Company") by JRjr33, Inc. (formerly CVSL Inc.) on 23 March 2015. In accordance with section 435 of the Companies Act 2006, it is noted that these are not the Company's statutory accounts. The statutory accounts have been delivered to the registrar. The statutory accounts from which the financial statements presented here were derived received an unqualified opinion from the independent auditors, KPMG LLP. The financial statements have been prepared in accordance with applicable United Kingdom Generally Accepted Accounting Practice (“UK GAAP”), which have been applied consistently (except as otherwise stated).

(a)    Accounting convention

The financial statements are prepared under the historical cost convention.

(b)	Comparative figures
No comparative information has been presented in these financial statements as no comparatives are required under SEC Rule 3-05 of Regulation S-X. However, this is a departure from UK GAAP as comparative figures are required by FRS28.
Going concern
The board of JRjr33, Inc. (formerly CVSL Inc.) has committed to provide financial support to the Group, as required, to meet its liabilities as they fall due for payment, and will not require any repayments of any amounts advanced for at least 12 months from the date of finalising these financial statements.
On the basis of the assessment of the Group’s financial position and of the enquiries made of the directors of JRjr33, Inc. (formerly CVSL Inc.), the Group’s directors have a reasonable expectation that the Group will be able to continue in operational existence for the foreseeable future. Thus they continue to adopt the going concern basis of accounting in preparing the annual financial statements.
Basis of consolidation
The consolidated financial statements include the financial statements of the Company and its subsidiary undertakings made up to 27th March 2015. The acquisition method of accounting has been adopted. Under this method, the results of subsidiary undertakings acquired or disposed of in the year are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.
Exceptional items
Exceptional items are items which the directors consider necessary to be presented separately in order to present fairly the financial performance of the Group.
Turnover
Turnover consists of the invoiced value for goods and services exclusive of VAT and other sales taxes. Turnover is recognised when the significant risks and rewards have passed to the buyer which is considered to be upon delivery; the buyer is considered to be the end customer who purchases the goods.
Foreign currencies
Transactions in foreign currencies are recorded at the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. All exchange differences are dealt with in the profit and loss account.

Registered number 5801085

Notes (continued)
1    Accounting policies (continued)
Tangible fixed assets and depreciation
Tangible fixed assets are stated at cost, less accumulated depreciation. Depreciation is calculated to write off all tangible fixed assets, except land, evenly over their estimated useful lives. Where there is evidence of impairment, fixed assets are written down to recoverable amount. Any such write down would be charged to operating profit.
The rates used are:
Plant, equipment and vehicles        20 – 25%
Goodwill
Goodwill arising on the acquisition of businesses, representing the excess of the fair value of the consideration over that of the separable net assets acquired is capitalised and written off over its useful economic life of twenty years.
Impairment of fixed assets and goodwill
The carrying amounts of the Group’s assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the fixed asset may not be recoverable. If any such indication exists, the asset’s recoverable amount is estimated.
An impairment loss is recognised whenever the carrying amount of an asset or its income-generating unit exceeds its recoverable amount. Impairment losses are recognised in the profit and loss account unless they arise on a previously revalued fixed asset.  An impairment loss on a revalued fixed asset is recognised in the profit and loss account if it is caused by a clear consumption of economic benefits.  Otherwise impairments are recognised in the statement of total recognised gains and losses until the carrying amount reaches the asset’s depreciated historic cost.
Impairment losses recognised in respect of income-generating units are allocated first to reduce the carrying amount of any goodwill allocated to income-generating units, then to any capitalised intangible asset and finally to the carrying amount of the tangible assets in the unit on a pro rata or more appropriate basis.  An income generating unit is the smallest identifiable group of assets that generates income that is largely independent of the income streams from other assets or groups of assets.
Calculation of recoverable amount
The recoverable amount of fixed assets is the greater of their net realisable value and value in use. In assessing value in use, the expected future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the rate of return expected on an equally risky investment. For an asset that does not generate largely independent income streams, the recoverable amount is determined for the income-generating unit to which the asset belongs.
Stock and work in progress
Stocks are stated at the lower of cost and net realisable value. Cost is the invoiced value of materials. Net realisable value is based on estimated selling price less the costs expected to be incurred to sell the product. Provision is made for obsolete, slow moving and defective items where appropriate.
Taxation
Current tax, including UK corporation tax and foreign tax, is provided at amounts expected to be paid (or recovered). Deferred tax is measured on a non-discounted basis, at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse.
Both current and deferred tax are measured using the tax rates and laws that have been enacted or substantially enacted by the balance sheet date.
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future occurred at the balance sheet date. A net deferred tax asset is regarded as recoverable and therefore recognised only when, on the basis of all available evidence, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of underlying timing differences can be deducted.

Registered number 5801085

Notes (continued)
1    Accounting policies (continued)
Share based payments
The previous parent company, Findel plc, operated an equity-settled, share-based compensation plan. The parent company principally issued equity-settled share based payments to certain employees including those of its subsidiary undertakings. Equity-settled share-based payments are measured at fair value (excluding the effect of non-market-based vesting conditions) at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Group’s estimate of shares that will eventually vest and adjusted for the effect of non-market-based vesting conditions.
Fair value is usually measured by use of the Stochastic Valuation (aka “Monte-Carlo”) model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioural considerations.
The requirements of FRS20 Share based payments have been applied.
Reclassification of commission costs
In the current year the directors have considered it appropriate to reclassify commission costs of £15,419,000 to sit within cost of sales.
2    Turnover
Turnover represents amounts derived from one class of business, the provision of goods which fall within the Group's ordinary activities after deduction of trade discounts and value added tax.
Turnover includes sales of £nil to customers in the Netherlands. Turnover by destination is not materially different from turnover by source.
3    Information regarding directors and employees

Period ended 27 March 2015 No.
Average number of persons employed by the Group
Administration	68

£’000
Staff costs during the period
Wages and salaries	1,905
Social security costs	174
Other pension costs (see note 23)	35

2,114

None of the directors received any remuneration for their services to the Group during the current and prior period. Directors are paid by other group companies.

Registered number 5801085

Notes (continued)
4    Exceptional charges

Period ended 27 March 2015 £’000

Goodwill impairment	(6,023)
Provision against intercompany balance receivable	(18,770)

(24,793)

- £6,023,000 - goodwill impairment following impairment review, that was triggered by the consideration paid for the Group by JRjr33 Inc.
- £18,770,000 - provision against intercompany balance receivable, due to doubt over its recoverability.

5    Notes to the profit and loss account
Profit on ordinary activities before taxation is stated after charging:

Period ended 27 March 2015 £’000

Impairment of goodwill	6,023
Amortisation of goodwill	520
Depreciation of owned tangible assets	206

Auditors’ remuneration:
Audit of these financial statements	30
Other audit related services	25

Amounts receivable by the Group’s auditor and its associates in respect of:
Taxation compliance services	14

Registered number 5801085

Notes (continued)
6    Interest receivable

Period ended 27 March 2015 £’000

Intercompany interest received	979
7    Tax on profit on ordinary activities

Period ended 27 March 2015 £’000
Analysis of charge in period:

Current tax
Adjustments in respect of prior periods – group relief	-
Adjustments in respect of prior periods – Corporation Tax	373
Group relief	-

Total current tax	373

Deferred tax
Origination and reversal of timing differences	-
Effect of tax rate change on opening balance	-
Write-off of deferred tax asset	96

Total deferred tax (note 16)	96

Total tax charge on profit on ordinary activities	469

Registered number 5801085

Notes (continued)
7    Tax on profit on ordinary activities (continued)
Factors affecting the tax charge for the current period
The difference between the total current tax shown above and the amount calculated by applying the standard rate of UK corporation tax to the profit before tax is as follows:

Current tax reconciliation	Period ended 27 March 2015 £’000

Loss on ordinary activities before tax	(26,066)

Loss on ordinary activities at standard UK corporation tax rate of 21%	(5,474)

Effects of:
Expenses not deductible for tax purposes	3,977
Capital allowances in excess of depreciation	43
Adjustment in respect of prior periods	373
Losses not utilised in the year	1,454

Current tax charge for the period	373
Factors that may affect future current and total tax charges
A reduction in the UK corporation tax rate from 23% to 21% (effective from 1 April 2014) and 20% (effective from 1 April 2015) were substantively enacted on 2 July 2013. The deferred tax asset at 27 March 2015 has been calculated based on the rate of 20% substantively enacted at the balance sheet date.
Further reductions to 19% (effective from 1 April 2017) and to 18% (effective 1 April 2020) were substantively enacted on 26 October 2015. This will reduce the Group’s future current tax charge accordingly and reduce the unrecognised deferred tax asset.

Registered number 5801085

Notes (continued)
8    Goodwill

£’000
Cost
At 27 March 2015	10,400

Amortisation
At 28 March 2014	3,857
Charge for the period	520
Impairment losses	6,023

At 27 March 2015	10,400

Net book value
At 27 March 2015	-

9    Fixed assets - tangible

Plant, equipment and vehicles £’000
Cost
At 28 March 2014	1,720
Additions	65

At 27 March 2015	1,785

Depreciation
At 28 March 2014	1,164
Charge for the period	206

At 27 March 2015	1,370

Net book value
At 27 March 2015	415

Registered number 5801085

Notes (continued)

10    Subsidiary undertakings
Details of the subsidiary are as follows:

Name of undertaking	Country of incorporation or registration	Holding	%

Kleeneze Ireland Limited	Republic of Ireland	Ordinary shares of £1	100%

11    Stocks

2015
£’000

Finished goods	4,321

12    Debtors

2015
£’000

Trade debtors	2,100
Amounts owed by parent undertakings	2,000
Deferred tax assets (see note 15)	—
Prepayments	625

4,725

13    Creditors: amounts falling due within one year

2015
£’000

Trade debtors	2,516
Amounts owed by parent undertakings	—
Other taxation and social security	856
Accruals	1,057
Corporation tax	409

4,838

Registered number 5801085

Notes (continued)
14    Creditors: amounts falling due after one year

2015
£’000

Bank loan	2,000
Included within creditors is a two-year bank loan of £2,000,000, repayable on 24th March 2017. Interest is payable at 0.6% per annum above the Bank of England base rate and is secured by JRjr33 Inc (formerly CVSL Inc), the new parent company.
15    Deferred taxation asset

The deferred tax asset is made up as follows:

2015 £’000
Provided £’000

Depreciation in excess of capital allowances	-

-

The Group had no unrecognised deferred tax assets at 27 March 2015. Recognised and unrecognised deferred tax assets have been calculated at 20%, being the tax rate substantively enacted as at the period end date
The movement on the deferred tax asset during the period was as follows:

2015 £’000

At beginning of period	96
Charged to the profit and loss account (see note 7)	(96)

At end of period	-

Deferred tax has not been recognised in respect of the following deferred tax assets, as there is uncertainty over the future recoverability of the assets :

2015 £’000

Depreciation in excess of capital allowances	138
Tax losses	1,385

Total	1,522

Registered number 5801085

Notes (continued)
16    Called up share capital

2015 £’000
Allotted, issued and fully paid
2,500,000 ordinary shares of £1 each	2,500

17    Share premium

2015 £’000
At beginning and end of period	7,500

18    Reserves

Profit and Loss Account	2015 £’000

At 28 March 2014	20,583
Loss for the period	(26,535)
Credit in relation to share based payments	110

At 27 March 2015	(5,842)

19    Reconciliation of movement in shareholders’ funds

2015
£’000

Opening shareholders’ funds	30,583
Loss for the financial period	(26,535)
Credit in relation to share based payments	110

Closing shareholders’ funds	4,158

Registered number 5801085

20    Reconciliation of operating profit / (loss) to operating cash flows

Period ended 27 March 2015 £’000

Operating loss	(27,045)
Share based payments	110
Depreciation	206
Amortisation of goodwill	520
Impairment of goodwill	6,023
Provision against intercompany balance receivable	18,770
Decrease in stocks	2,878
Increase in debtors	(827)
Decrease in creditors	(3,464)

Net cash outflow from continuing activities	(2,829)

21    Analysis of net debt

	At beginning of period	Movement	At end of period
	£’000	£’000	£’000

Cash in hand and at bank	7,493	(5,958)	1,535
Debt due after one year	-	(2,000)	(2,000)

Total	7,493	(7,958)	(465)

22    Pensions
The Group operates a defined contribution pension scheme. The pension cost for the period represents contributions payable by the Group to the scheme and amounted to £35,000. There were no outstanding or prepaid contributions at either the beginning or end of the financial period.

23    Share based payments
Several of the Group’s employees have historically participated in a long term incentive scheme operated by the Group’s historical parent, Findel plc.

This liability was held by Findel plc and expense recharged down to Kleeneze. Post change of ownership no employees are part of the scheme and therefore there are no future liabilities.

The Group recognised a charge of £110,000 during the period related to equity settled share based payments.

Registered number 5801085

Notes (continued)
24    Contingent liabilities
Guarantees
The Group has no contingent liabilities at 27th March 2015.
25    Related party transactions
As a subsidiary undertaking of JRjr33 Inc (formerly CVSL Inc), the Group has taken advantage of the exemption in FRS8 “Related party disclosures” not to disclose transactions with other members of the group headed by JRjr33 Inc (formerly CVSL Inc).
There were no other related party transactions in the current or prior period.
26    Ultimate parent company
The immediate parent company is Trillium Pond AG, registered in Switzerland, who is owned by CVSL AG, also registered in Switzerland, and the ultimate parent company is JRjr33 Inc (formerly CVSL Inc), registered in the United States of America. Copies of those group financial statements are available from the Securities Exchange Commission.
At the start of the year the parent company was Findel plc, registered in the United Kingdom. Ownership changed on the 24th March 2015.